UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported): November 26, 2004


                              AEGIR VENTURES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    000-50141
                           (Commission File Number)

                                      none
                      (I.R.S. Employer Identification No.)

                 436-3 Tomondou Miyakecho Shikigun, Nara, Japan

               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:

                                       n/a
          (Former name or former address, if changed since last report)

          Formerly at: Tianzhu Export Processing Zone, Shunyi District,
                              Beijing, China 10131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

      On November 26, 2004, Bio-Bridge Science (Cayman) Corporation ("Bio-Bridge", the sole shareholder of Aegir Ventures, Inc. ("Aegir," "Company," or "Registrant")), entered into a Stock Purchase Agreement with Nakagawa Corporation, a Japan corporation, the address of which is 436-3 Tomondou Miyakecho Shikigun, Nara, Japan ("Nakagawa", or "Purchaser"). The total consideration for all of the issued and outstanding shares was forty thousand dollars (US$40,000) payable by promissory note over two years pursuant to the terms as outlined in the Stock Purchase Agreement. Before this transaction, there was no relationship between Purchaser and the Company nor did Purchaser own any securities of the Company. Nakagawa now owns 100% of the issued and outstanding shares of the Company.

      Prior to the sale, the Company had 2,240,000 shares of common stock outstanding, which represented all of the issued and outstanding shares of the Company.

      Copy of the Stock Purchase Agreement reflecting the sale of the 2,240,000 shares is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the agreement does not purport to be complete and is qualified in its entirety by such reference to the Stock Purchase Agreement.

ITEM 5.01 CHANGE IN CONTROL OF REGISTRANT

      Please see Item 1.01 and the exhibits attached hereto. The following table sets forth, as of November 26, 2004, certain information with respect to the Registrant's equity securities owned of record or beneficially by (i) each officer and director of the Registrant; (ii) each person who owns beneficially more than 5% of each class of the Registrant's outstanding equity securities; and (iii) all directors and executive officers as a group.

TITLE OF        NAME AND ADDRESS OF              AMOUNT AND NATURE OF  PERCNT OF
CLASS           BENEFICIAL OWNER (1)             BENEFICIAL OWNERSHIP  CLASS (2)
----------      ------------------------------   --------------------  ---------
Common Stock    Nakagawa Corporation (3)           2,240,000             100%
                436-3 Tomondou Miyakecho
                Shikigun Nara, Japan

Common Stock    Nakagawa(4)                                0               0%
Common Stock    All Officers and Directors as              0               0%
                a Group (1 person)


      (1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.

      (2)   Based upon 2,240,000 shares issued and outstanding.

      (3)   Nakagawa Koichi is the controlling shareholder of Nakagawa
            Corporation.

      (4) Nakagawa Koichi is the President, Secretary, Treasurer and Director of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 26, 2004, the Board of Directors nominated Nakagawa Koichi to the Board of Directors and all former officers and directors resigned. These resignations consisted of Ming Jin Yu's resignation from the positions of President, Secretary, Treasurer and sole Director of the Company. On November 26, 2004, Nakagawa Koichi was also appointed President, Secretary and Treasurer of the Company. There are no related party transactions between Mr. Koichi and the Company requiring disclosure under Items 404(a) and (b) of Regulation S-B. Mr. Koichi joined Matsumitetu Corporation, a corporation devoted to textile product sales, in 1991 as a sales representative. In July 2000, he started Nakagawa Corporation and served as President since then. Nakagawa Corporation's main business is the management of house interior design and parking lots.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C)Exhibits:

10.1 Agreement for the Purchase of Common Stock dated as of November 26, 2004, by and between Nakagawa Corporation and Bio-Bridge Science (Cayman) Corporation.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AEGIR VENTURES, INC.



By:/s/ Nakagawa Koichi                                   Date: November 29, 2004
------------------------------
Name:  Nakagawa Koichi
Title: President